                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                February 13, 2003
                                (Date of Report)


                         VENTURES-NATIONAL INCORPORATED
             (Exact name of registrant as specified in its charter)


            Utah                  000-32847                87-0433444
(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)         File Number)           Identification No.)


             1855 Norman Avenue, Santa Clara, California 95054-2029
                    (Address of principal executive offices)


                                 (408) 727-7513
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

Item 5.  Other Items
Item 9.  Regulation FD Disclosure.

         On February 19, 2003, Registrant issued a press release relating to its entry into a letter of intent to acquire substantially all of the assets of Eastern Manufacturing Corporation. A copy of the press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 19, 2003

                                   VENTURES-NATIONAL INCORPORATED



                                   By: /s/ David M. Marks
                                      ----------------------------------
                                      Name:  David M. Marks
                                      Title: Chairman of the Board

                        INDEX TO EXHIBITS FILED HEREWITH


Exhibit No.       Description
-----------       -----------

99.1 Press release dated February 19, 2003 relating to the acquisition of assets from Eastern Manufacturing Corporation.